EXHIBIT 1

       ENTERGY CORPORATION'S ORGANIZATION OF NON-REG COMPANIES
                       As of June 30, 2000

Entergy Corporation
  Entergy Enterprises, Inc. (LA) (100%) (an authorized
     subsidiary)
  Entergy Operations Services, Inc. (100%) (an O&M subsidiary) Entergy Power Gas Holdings Corporation (100%)(DE)(an energy-
     related company)
    Entergy Power Gas Operations Corporation (80%)(DE) (an
     energy-related company)
      Highland Energy Company (75%)(TX)(an energy-related
        company)
  Entergy Procurement Exchange Holding Corporation (100%)(DE)
         (a new subsidiary)
    Pantellos Corporation (5%) (an exempt telecommunications
      company)
  Entergy Power Generation Corp. (DE) (100%) (EWG)
    EAL Power Generation, LLC (50%)(a new subsidiary)
    Entergy Power Warren Corporation I (DE)(100%)(a new
      subsidiary)
       Warren Power, LLC (MS)(50%)(a new subsidiary)
    Entergy Power Warren Corporation II (DE)(100%)(a new
      subsidiary)
       Warren Power LLC (MS)(50%)(a new subsidiary)
  Entergy Power, Inc. (DE) (100%) (an authorized subsidiary) Entergy Power Marketing Corp. (DE) (100%) (an energy-related company)
  Entergy Holdings Inc. (100%) (an energy-related company)
    Entergy Business Solutions LLC (100%)(an energy-related
       company)
    Entergy Thermal LLC (100%)(an energy-related company) Entergy Nuclear, Inc. (100%) (an O&M subsidiary)
  Entergy Nuclear Holding Company #1 (100%) (an EWG)
    Entergy Nuclear Generation Corporation (DE)(100%) (an EWG) Entergy Nuclear New York Investment Company I(DE)(100%) (an
      EWG)
       Entergy Nuclear Indian Point 3 LLC (DE)(50%)(an EWG) Entergy Nuclear Fitzpatrick LLC (DE)(50%)(an EWG)
       Entergy Nuclear Ninemile LLC (DE) (50%)(a new subsidiary) Entergy Nuclear New York Investment Company II(DE)(100%)(an
      EWG)
       Entergy Nuclear Indian Point 3 LLC (DE)(50%)(an EWG) Entergy Nuclear Fitzpatrick LLC (DE)(50%)(an EWG)
       Entergy Nuclear Ninemile LLC (DE) (50%)(a new subsidiary) Entergy Technology Holding Company (100%) (ETC)
    Entergy Technology Company (100%) (ETC)
  Entergy International Holdings Ltd., LLC (DE) (100%) (FUCO)
    Entergy Global Investments, Inc. (100%) (AR) (a new
      subsidiary)
    Entergy International Ltd., LLC (100%) (FUCO)
      Entergy International Investment No. 2 LLC (100%)

                                         EXHIBIT 1   page 2 of  4

       ENTERGY CORPORATION'S ORGANIZATION OF NON-REG COMPANIES
                       As of June 30, 2000


          Entergy UK Holdings, Ltd (100%)
               Entergy UK Ltd (100%)
                    Entergy UK Enterprises Ltd (100%) (FUCO)
                         EWO Holdings Inc. (33%)(DE)(FUCO)
       Entergy US DB IV LLC (100%)
          Entergy AUS Debt 2 (100%)
            Entergy Victoria, Inc. (311,584 shares)
       Entergy US DB I LLC (100%)
               ENT AUS Debt 1(100%)(FUCO)
  Entergy Global Power Operations Corporation (DE)(100%)(an O&M
    subsidiary)
     Entergy Power Operations U.S., Inc. (DE)(100%)(an O&M
       subsidiary)
     Entergy Power Operations Corporation (DE)(100%)(FUCO)
       Entergy Power Operations Damhead Creek Limited
         Partnership(UK)(99%)(FUCO)
       Entergy Power Operations Damhead Creek
         Corporation(DE)(100%)(FUCO)
         Entergy Power Operations Damhead Creek Limited
            Partnership(UK)(1%)(FUCO)
       Entergy Power Operations Holdings Ltd(Cayman)(100%)(FUCO)
         Entergy Power Operations UK Limited(UK)(100%)(FUCO) Entergy Power Operations Pakistan LDC
            (Cayman)(95%)(FUCO)
  Entergy Power Development Corporation (DE) (100%) (FUCO)
     Entergy Power Operations Pakistan LDC (Cayman) (5%) (FUCO) Entergy Global Trading Holdings, Ltd. (Cayman) (100%)
       EGT Holding, Ltd. (Cayman) (100%)
         Entergy Trading & Marketing Ltd.(United Kingdom)(100%) Entergy Pakistan, Ltd. (DE) (100%) (FUCO)
       Hub Power Co., Ltd. (Pakistan) (<5%) (FUCO)
       Entergy Power Liberty, Ltd. (Mauritius) (100%) (FUCO) Entergy Power Asia, Ltd. (Cayman) (100%) (EWG)
     Entergy Power Saltend Holding, Ltd. (Cayman) (100%) (FUCO)
       Entergy Power Saltend, Ltd. (Cayman) (100%) (FUCO)
         Saltend Cogeneration Company, Ltd. (United Kingdom)
            (100%) (FUCO)
       Entergy Power Europe Holding, Ltd. (Cayman) (100%)
        (FUCO)
     Entergy Power Damhead Creek Holding 1, Ltd. (Cayman)(100%)
        (FUCO)
       Entergy Power Damhead Creek Holding II, Ltd. (Cayman)
          (99.99%) (FUCO)
         Entergy Power Damhead Creek Holding III, Ltd. (Cayman)
            (100%) (FUCO)

                                         EXHIBIT 1   page 3 of  4

       ENTERGY CORPORATION'S ORGANIZATION OF NON-REG COMPANIES
                       As of June 30, 2000


            Damhead Creek Holding, Ltd. (United Kingdom) (100%)
               (FUCO)
              Damhead Creek, Ltd. (United Kingdom) (100%) (FUCO)
                 Damhead Creek Finance, Ltd. (Cayman) (100%)
                    (FUCO)
    Entergy Power Investment Holdings Corporation (DE)
            (100%)(FUCO)
      Entergy Power Damhead Finco., LLC (Delaware)(1%) (FUCO) Entergy Power Damhead Finco., LLC (Delaware) (99%) (FUCO)
      Entergy Power Damhead Finco. 1 (Cayman) (100%) (FUCO)
        Damhead Finance LDC (Cayman) (fka Entergy Power Damhead
           Cayman 1 LDC) (1%) (FUCO)
          Damhead Finance (Netherlands Antilles) N.V. (99%)
              (FUCO)
             Damhead Finance (Netherlands) B.V. (99%) (FUCO) Damhead Finance (Netherlands Antilles) N.V. (1%) (FUCO) Damhead Finance (Netherlands) B.V. (1%) (FUCO)
      Entergy Power Damhead Finco. 2 (Cayman) (100%) (FUCO)
        Damhead Finance LDC (Cayman) (fka Entergy Power Damhead
           Cayman 1 LDC) (99%) (FUCO)
         Damhead Finance (Netherlands Antilles) N.V. (99%)
            (FUCO)
           Damhead Finance (Netherlands) B.V. (99%) (FUCO) Entergy S.A. (Argentina) (100%) (FUCO)
       Central Costanera S.A. (Argentina) (6%) (FUCO)
         Central Thermoelectric Buenos Aires, S.A. (Argentina)
            (3%) (FUCO)
     Entergy Power CBA Holding, Ltd. (Bermuda) (100%) (FUCO)
       Central Thermoelectric Buenos Aires, S.A. (Argentina)
          (Indirect 7.8%) (FUCO)
     EWO Holdings Inc. (Delaware) (67%) (FUCO)
       Entergy Power Chile, S.A. (Chile) (100%) (FUCO)
         Inversiones Electricas Quillota S.A. (Chile) (50%)
            (FUCO)
           Compania Electrica San Isidro S.A. (Chile) (50%)
               (FUCO)
     EP Edegel, Inc. (Delaware) (100%) (FUCO)
       Entergy Power Peru S.A. (Peru) (100%) (FUCO)
          Generandes Peru S.A. (Peru) (33%) (FUCO)
            Edegel S.A. (Peru) (60%) (FUCO)
  Entergy Power Holdings USA Corporation (DE)(100%)(an energy related company)
    Entergy Turbine Holding QF LLC (100%) (DE)(a new subsidiary)
      Entergy Turbine Holding Louisiana, LLC (100%)(DE)(a new subsidiary)

                                         EXHIBIT 1   page 4 of  4

       ENTERGY CORPORATION'S ORGANIZATION OF NON-REG COMPANIES
                       As of June 30, 2000

    Entergy Power RS Corporation (DE)(100%)(an energy related company)
      RS Cogen, LLC (LA)(50%) (a qualifying cogeneration facility under PURPA)